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
COMMON STOCK                                                                                                            COMMON STOCK

   NUMBER                                                                                                                  SHARES

DS                                                   [LOGO]     DAOU
                                                            SYSTEMS, INC.

INCORPORATED UNDER THE LAWS                                                                      SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE

                                                                                                                   CUSIP 237015 10 2

     THIS CERTIFIES THAT






     IS THE RECORD HOLDER OF

                        FULLY PAID AND NONASSESSABLE SHARES OF THE ORDINARY COMMON STOCK, $.001 PAR VALUE, OF

                                                         DAOU SYSTEMS, INC.

                                                        CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned and registered by the Transfer Agent and
Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


             /s/ Fred C. McGee                                  [SEAL]                           /s/ Daniel J. Daou

                  SECRETARY                                                                            PRESIDENT
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COUNTERSIGNED AND REGISTERED:
 CONTINENTAL STOCK TRANSFER & TRUST COMPANY
               (Jersey City, NJ)
               TRANSFER AGENT AND REGISTRAR,

BY

                          AUTHORIZED OFFICER

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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
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
     TEN CCM -- as tenants in common                                  UNIF GIFT MIN ACT -- _____________ Custodian _____________
     TEN ENT -- as tenants by the entireties                                                  (Cust)                  (Minor)
     JT TEN  -- as joint tenants with right of                                             under Uniform Gifts to Minors
                survivorship and not as tenants                                            Act _________________________________
                in common                                                                                  (State)
                                                                      UNIF TRF MIN ACT  -- _____________ Custodian (until age____)
                                                                                               (Cust)
                                                                                           ______________ under Uniform Transfers
                                                                                               (Minor)
                                                                                           to Minors Act ________________________
                                                                                                                  (State)

                               Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto


  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

 ________________________________________
|                                        |
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|________________________________________|


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                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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----------------------------------------------------------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________________________


                                                        X __________________________________________________________________________

                                                        X __________________________________________________________________________
                                                  NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
                                                          WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                          ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By ____________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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